WILLIAM LYON HOMES
AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN
PERFORMANCE STOCK UNIT AWARD GRANT NOTICE
William Lyon Homes, a Delaware corporation, (the “Company”), pursuant to its Amended and Restated 2012 Equity Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Participant”), in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the number of Performance Stock Units set forth below (the “Performance Stock Units” or “PSUs”). If and when it vests, each PSU that becomes an Earned PSU (as defined in, and determined in accordance with, Exhibit B) entitles the Participant to receive a number of shares of the Company’s Class A Common Stock (each, a “Share”) as determined below. This PSU award is subject to all of the terms and conditions as set forth herein and in the Performance Stock Unit Award Agreement attached hereto as Exhibit A (the “Agreement”), the Performance Conditions attached hereto as Exhibit Band the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Performance Stock Unit Award Grant Notice (the “Grant Notice”) and the Agreement.

Participant:	[___]
Grant Date:	[___]
Total Number of PSUs:	[___]
Vesting:
Subject to the terms and conditions of the Plan, this Grant Notice and the Agreement, and subject to the Participant’s continued service to the Company through each applicable vesting date, the Earned PSUs (as determined in accordance with Exhibit B) shall vest as to one-third of the Earned PSUs on each of __________, 20__, 20__ and 20__. The maximum number of Shares that may be issued in respect of the PSUs is [___].

By the Participant’s signature and the Company’s signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. The Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement. In addition, by signing below, the Participant also agrees that the Company, in its sole discretion, may satisfy any withholding obligations in accordance with Section 2.6(b) of the Agreement by (i) withholding Shares otherwise issuable to the Participant following the vesting of the PSUs, (ii) instructing a broker on the Participant’s behalf to sell Shares otherwise issuable to the Participant following the vesting of the PSUs and submit the proceeds of such sale to the Company, or (iii) using any other method permitted by Section 2.6(b) of the Agreement or the Plan.

WILLIAM LYON HOMES:	PARTICIPANT:
By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

2

EXHIBIT A
TO PERFORMANCE STOCK UNIT AWARD GRANT NOTICE
PERFORMANCE STOCK UNIT AWARD AGREEMENT
William Lyon Homes, a Delaware corporation (the “Company”), pursuant to the Company’s Amended and Restated 2012 Equity Incentive Plan, as amended from time to time (the “Plan”) and in accordance with the Performance Stock Unit Award Grant Notice to which this Performance Stock Unit Award Agreement is attached (the “Grant Notice”), has granted to the Participant an award of performance stock units (“Performance Stock Units” or “PSUs”). The PSUs are subject to all of the terms and conditions set forth in this Performance Stock Unit Award Agreement (collectively with the Grant Notice and Exhibit B thereto, the “Agreement”) and the Plan.
ARTICLE I.
GENERAL
1.1    Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.
1.2    Defined Terms. Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.
(a)    “Change in Control” shall have the meaning set forth in any employment, consulting or similar agreement with the Company or any of its Affiliates to which the Participant is a party on the date of grant, and in the absence of such agreement or definition, “Change in Control” shall have the meaning set forth in the Plan.
(b)    “Termination of Consultancy” shall mean the time when the engagement of the Participant as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, Disability or retirement, but excluding: (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any Affiliate, and (b) terminations where there is a simultaneous re-establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Affiliate has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

(c)    “Termination of Directorship” shall mean the time when the Participant, if he or she is or becomes a Non-Employee Director, ceases to be a Non-Employee Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Director.
(d)    “Termination of Employment” shall mean the time when the employee-employer relationship between the Participant and the Company or any Affiliate is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement, but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any Affiliate, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment.
(e)    “Termination of Services” shall mean the Participant’s Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
1.3    General. Each PSU represents the right to receive a number of Shares determined in accordance with Exhibit B if and when it vests. The PSUs shall not be treated as property or as a trust fund of any kind.
ARTICLE II.
GRANT OF PERFORMANCE STOCK UNITS
2.1    Grant of PSUs. In consideration of the Participant’s continued employment with or service to the Company or an Affiliate and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company granted the Participant the number of PSUs set forth in the Grant Notice.
2.2    Company’s Obligation to Pay. Subject to and until the PSUs shall have vested in the manner set forth in Article II hereof, the Participant will have no right to payment of any such PSUs. Prior to actual payment of any vested PSUs, such PSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
2.3    Vesting Schedule. Subject to Section 2.4, the PSUs will vest and become nonforfeitable according to the vesting schedule set forth in the Grant Notice. Except as set forth in Section 2.4 and unless otherwise determined by the Administrator, employment or service for a portion, even a substantial portion, of the vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a Termination of Services as provided in Section 2.5 below.

2.4    Change in Control Treatment; Acceleration. Notwithstanding any other provision of this Agreement to the contrary, in the event of a Change in Control or Termination of Services, the vesting of the Earned PSUs (if any) shall not accelerate except to the extent provided in an employment or other agreement between the Participant and the Company in effect as of the date of such Change in Control or Termination of Services. For purposes of this Section 2.4, in the event of a Change in Control or Termination of Services, “Earned PSUs” shall be the number of PSUs equal to (x) the “Target PSUs” (as defined in Exhibit B) before the “Determination Date” (as defined in Exhibit B), or (y) the “Earned PSUs” (as determined in accordance with Exhibit B) on or after the Determination Date.
2.5    Forfeiture; Termination. Subject to Section 2.4, upon the Participant’s Termination of Services for any reason prior to a vesting date, any then-unvested PSUs will be automatically forfeited, terminated and cancelled as of the applicable termination date without payment of any consideration by the Company, and the Participant, or the Participant’s beneficiary or personal representative, as the case may be, shall have no further rights hereunder. In addition, any PSUs that do not become Earned PSUs on the Determination Date in accordance with Exhibit B will be automatically forfeited, terminated and cancelled as of the Determination Date without payment of any consideration by the Company, and the Participant, or the Participant’s beneficiary or personal representative, as the case may be, shall have no further rights hereunder.
2.6    Payment after Vesting.
(a)    As soon as administratively practicable following the vesting of any Earned PSUs pursuant to Section 2.3, but in no event later than the 30th day following the applicable vesting date, the Company shall deliver to the Participant that number of Shares equal to the number of Earned PSUs that vested on the applicable vesting date. Notwithstanding the foregoing, to the extent permitted by Section 409A (as defined below), in the event Shares cannot be issued because of the failure to meet one or more of the conditions set forth in Sections 2.9(a), (b) or (c) hereof, then the Shares shall be issued pursuant to the preceding sentence as soon as administratively practicable after the Administrator determines that Shares can again be issued in accordance with Sections 2.9(a), (b) and (c) hereof. In no event will the PSUs be settled in cash.
(b)    The Company or its Affiliates shall be entitled to require a cash payment (or to elect, or permit the Participant to elect, such other form of payment determined in accordance with Section 10.1 of the Plan) by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to the PSUs or the issuance of Shares. In satisfaction of the foregoing requirement with respect to the PSUs or the issuance of Shares, unless otherwise determined by the Company, the Company or its Affiliates shall withhold Shares otherwise issuable in respect of the PSUs having a fair market value equal to the sums required to be withheld by federal, state and/or local tax law. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to deliver any new certificate representing Shares to the Participant or the Participant’s legal representative or enter any such Shares in book entry form unless and until the Participant or the Participant’s legal representative, as applicable, shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Participant resulting from the PSUs or the issuance of Shares.
2.7    Rights as Stockholder. As a holder of PSUs the Participant is not, and does not have any of the rights or privileges of, a stockholder of the Company, including, without limitation, any dividend rights or voting rights, in respect of the PSUs and any Shares issuable upon vesting or settlement thereof unless and until such Shares shall have been issued by the Company to the Participant.
2.8    Dividends. The Participant shall be entitled to receive payments equal to any cash dividends and other distributions paid prior to the settlement of the PSUs with respect to that number of Shares issued following the vesting of the PSUs, such cash payment to be made at the same time that Shares are delivered to the Participant in respect of the PSUs. If any dividends or distributions are paid in Shares prior to the settlement of the PSUs, the number of PSUs shall be proportionately increased to reflect such Share dividend.
2.9    Conditions to Delivery of Shares. Subject to Section 13.1 of the Plan, the Shares deliverable hereunder, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. Unless an applicable exemption otherwise applies to the Company or the Participant, as applicable, the Company shall not be required to issue or deliver any Shares deliverable hereunder prior to fulfillment of all of the following conditions:
(a)    The admission of such Shares to listing on all stock exchanges on which the Shares are then listed;
(b)    The completion of any registration or other qualification of such Shares under any state, federal or foreign law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;
(c)    The obtaining of any approval or other clearance from any state, federal or foreign governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;
(d)    The receipt by the Company of full payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 2.6 hereof; and
(e)    The lapse of such reasonable period of time following a vesting date as the Administrator may from time to time establish for reasons of administrative convenience.
ARTICLE III.
OTHER PROVISIONS

3.1    Grant is Not Transferable. The PSUs may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the PSUs, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, the PSUs will terminate immediately and will become null and void.
3.2    Notices. Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. Any notice shall be deemed duly given when sent via email or when sent by reputable overnight courier or by certified mail (return receipt requested) through the United States Postal Service.
3.3    Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee or other service provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and the Participant.
3.4    Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.
3.5    Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state and foreign securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the PSUs are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
3.6    Amendments, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the PSUs in any material way without the Participant’s prior written consent.
3.7    Successors and Assigns. The Company or any Affiliate may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company and its Affiliates. Subject to the restrictions on transfer herein set forth in Section 3.3 hereof, this Agreement shall be binding upon the Participant and his heirs, executors, administrators, successors and assigns.
3.8    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, the Plan, the PSUs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
3.9    Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any of its Affiliates.
3.10    Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and its Affiliates and the Participant with respect to the subject matter hereof.
3.11    Section 409A. The PSUs are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan or this Agreement, if at any time the Administrator determines that the PSUs (or any portion thereof) may be subject to Section 409A, the Administrator shall adopt such amendments to the Plan or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate either for the PSUs to be exempt from the application of Section 409A or to comply with the requirements of Section 409A, provided that no such amendments, policies, procedures or other alterations to this Agreement or the PSUs shall reduce the Participant’s originally-intended economic benefits.
3.12    Limitation on the Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. Neither the Plan nor any underlying program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to PSUs, as and when payable hereunder.